Exhibit 10.1

ELEVENTH AMENDMENT TO
CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE
(Sky Ranch)

THIS ELEVENTH AMENDMENT TO CONTRACT FOR PURCHASE AND SALE OF REAL ESTATE (this “Amendment”) is made effective as of March 29, 2018 (the “Effective Date”), by and between PCY HOLDINGS, LLC, a Colorado limited liability company (“Seller”), and KB HOME COLORADO INC., a Colorado corporation (“Purchaser”). Seller and Purchaser may be referred to collectively as the “Parties.”

RECITALS

A.          Seller and Purchaser previously entered into a Contract for Purchase and Sale of Real Estate effectively dated June 29, 2017, as amended (the “Contract”) for approximately 149 platted single-family detached residential lots in the Sky Ranch master planned residential community in the County of Arapahoe, State of Colorado.

B.           Purchaser and Seller now desire to further amend the terms and conditions of the Contract as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and Seller hereby agree as follows:

1.          Capitalized Terms. Capitalized terms not defined in this Amendment shall have the meanings set forth in the Contract.

2.          Final Approval of Entitlements Applicable to the Takedown 1 Lots. Pursuant to Section 5.(a)(ii) of the Contract, Purchaser hereby exercises its right to extend the date for obtaining Final Approval of the Entitlements applicable to the Takedown 1 Lots for an additional six (6) months from March 29, 2018 until October 1, 2018.

3.         Miscellaneous. In the case of any conflict between the terms of this Amendment and the provisions of the Contract, the provisions of this Amendment shall control. Except as the Contract is specifically modified by this Amendment, the Parties hereby ratify, reaffirm, and restate the terms of the Contract. This Amendment may be executed in counterparts, each of which shall be deemed an original and may be signed and delivered by facsimile transmission or electronic mail, and all of which, when taken together, shall constitute one and the same Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Effective Date.

SELLER:

PCY HOLDINGS, LLC, a Colorado limited liability company

By:	/s/ Mark Harding
Name:	Mark Harding
Title:	President

PURCHASER:

KB HOME COLORADO INC., a Colorado corporation

By:	/s/ Randy Carpenter
Name:	Randy Carpenter
Title:	President

SIGNATURE PAGE TO ELEVENTH AMENDMENT